                                                                     Exhibit 4.1

COMMON STOCK                                                        COMMON STOCK
                                   ---------
 ------                            CORPORATE                           ------
 NUMBER                            EXECUTIVE                           SHARES
  CEB                                BOARD
 ------                            ---------                           ------


                                         SEE REVERSE FOR CERTAIN DEFINITIONS

                                                   CUSIP 21988R 10 2




                     THE CORPORATE EXECUTIVE BOARD COMPANY

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



THIS CERTIFIES THAT



is the owner of

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        PAR VALUE OF $.01 PER SHARE, OF

THE CORPORATE EXECUTIVE BOARD COMPANY, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and Registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
   Dated:


/s/ JAMES J. MCGONIGLE                                  /S/ CLAY M. WHITSON
CHIEF EXECUTIVE OFFICER             [SEAL]              CHIEF FINANCIAL  OFFICER

COUNTERSIGNED AND REGISTERED:
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
     (RIDGEFIELD PARK, N.J.)
        TRANSFER AGENT AND REGISTRAR

BY

     AUTHORIZED SIGNATURE

                     THE CORPORATE EXECUTIVE BOARD COMPANY

   The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
    JT TEN - as joint tenants with rights of survivorship and not as tenants in common


UNIF GIFT MIN ACT-___________Custodian___________
                    (Cust)               (Minor)
                  under Uniform Gifts to Minors
                  Act________________________________
                               (State)

UNIF TRF MIN ACT-___________Custodian (until age)______________
                    (Cust)
                 __________under Uniform Transfers
                   (Minor)

                 to Minors Act________________________________
                                             (State)

   Additional abbreviations may also be used though not in the above list.



For value received,___________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

______________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated_______________________________________________

             ___________________________________________________________________
              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                      NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

By___________________________________________________________________
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
  INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.